Subsequent events	6 Months Ended
Jun. 30, 2023
Subsequent Events [Abstract]
Subsequent events

12. Subsequent events

Subsequent to June 30, 2023, the Board of Directors authorized a further $40.0 million for share repurchases for a total of approximately $43.0 million of authorization capacity remaining.

On August 3, 2023, the Company announced a dividend of $0.375 per Class A common share from the earnings of the second quarter of 2023 to be paid on September 4, 2023, to common shareholders of record as of August 23, 2023.

As of August 3, 2023 all of the Company’s loan agreements (except for the sale and lease back agreement with Neptune) have been amended and restated to take into effect the transition from LIBOR to the Secured Overnight Financing Rate (“SOFR”) and the relevant provisions on a replacement rate. In addition, the Company’s interest rate caps have automatically transited to 1-month Compounded SOFR on July 1, 2023 at a level of 0.64%.